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Exhibit 10.1
Execution Version

        FIRST AMENDMENT dated as of October 8, 2004 (this "Amendment"), to the CREDIT AGREEMENT dated as of July 30, 2004 (the "Credit Agreement"), among ROCKWOOD SPECIALTIES GROUP, INC., a Delaware corporation (the "US Borrower"), ROCKWOOD SPECIALTIES LIMITED, a company incorporated under the laws of England and Wales (the "UK Borrower"), ROCKWOOD SPECIALTIES INTERNATIONAL, INC., a Delaware corporation ("Holdings"), the lending institutions from time to time parties thereto, CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, as Administrative Agent and as Collateral Agent (such terms and each other capitalized term used but not defined in this introductory statement having the meaning provided in Section 1 of the Credit Agreement), and UBS SECURITIES LLC and GOLDMAN SACHS CREDIT PARTNERS L.P., as Co-Syndication Agents.

        A.    The Borrowers have requested that the Credit Agreement be amended to, among other things, (i) provide for an increase in the existing Tranche B Term Loans thereunder in an aggregate amount not to exceed $160,000,000 and that such new Tranche B Term Loans be provided by existing Lenders and other banks or financial institutions that become Lenders under the Credit Agreement (each such Person committing to provide and providing any such new Tranche B Term Loans on the First Amendment Effective Date (as defined below) being referred to herein as an "Upsized Tranche B Term Loan Lender") and (ii) provide for an increase in the existing Tranche C Term Loans thereunder in an aggregate amount not to exceed €52,700,000 and that such new Tranche C Term Loans be provided by existing Lenders and other banks or financial institutions that become Lenders under the Credit Agreement (each such Person committing to provide and providing any such new Tranche C Term Loans on the First Amendment Effective Date being referred to herein as an "Upsized Tranche C Term Loan Lender").

        B.    All such new Tranche B Term Loans provided by the Upsized Tranche B Term Loan Lenders shall, from and after funding on the First Amendment Effective Date, be treated as Tranche B Term Loans for all purposes of the Credit Agreement, and all such new Tranche C Term Loans provided by the Upsized Tranche C Term Loan Lenders shall, from and after funding on the First Amendment Effective Date, be treated as Tranche C Term Loans for all purposes of the Credit Agreement.

        C.    The US Borrower will use the proceeds of such new Tranche B Term Loans and such new Tranche C Term Loans to refinance a portion of the Dollar-denominated and Euro-denominated Senior Subordinated Loans on a pro rata basis and to pay related fees and expenses.

        D.    The Required Lenders are willing to effect such amendment (and the other amendments set forth herein) and the Lenders agreeing to make any such new Tranche B Term Loans and such new Tranche C Term Loans are willing to grant the extension of credit contemplated hereby, in each case on the terms and subject to the conditions of this Amendment.

        E.    Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement, as amended hereby.

        Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

        SECTION 1.    Amendment and Restatement of the Credit Agreement.    The Credit Agreement is hereby amended, effective as of the First Amendment Effective Date, as follows:

  (a)
  Amendment of Section 1.01.    Section 1.01 is hereby revised by:

  (i)
  Inserting the following definitions in the appropriate alphabetical order therein:

          "First Amendment" shall mean the First Amendment to this Agreement, dated as of October 8, 2004.

          "First Amendment Effective Date" shall mean the date on which the First Amendment becomes effective.

          "Increased Amount Date" shall have the meaning provided in Section 2.14.

          "Joinder Agreement" means an agreement substantially in the form of Exhibit U.

          "Lenders" shall mean (a) the Persons listed on Schedule 1.1(c), (b) effective as of the First Amendment Effective Date, the Persons listed on Schedule A to the First Amendment (as appended to the First Amendment on the First Amendment Effective Date) and (c) any other Person that becomes a party hereto pursuant to an Assignment and Acceptance, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Acceptance or otherwise ceases to have any Loans or Commitments hereunder.

          "New Loan Commitments" shall have the meaning provided in Section 2.14.

          "New Revolving Loan" shall have the meaning provided in Section 2.14.

          "New Revolving Loan Commitments" shall have the meaning provided in Section 2.14.

          "New Revolving Loan Lender" shall have the meaning provided in Section 2.14.

          "New Tranche B Term Loan" shall have the meaning provided in Section 2.14.

          "New Tranche B Term Loan Commitments" shall have the meaning provided in Section 2.14.

          "New Tranche B Term Loan Lender" shall have the meaning provided in Section 2.14.

          "Permitted Additional Notes" shall mean senior or senior subordinated notes, issued by the US Borrower, (i) the terms of which (1) do not provide for any scheduled repayment or redemption, mandatory repayment or redemption or sinking fund obligation prior to the date that is 182 days following the date that is eight years after the Funding Date (other than customary offers to purchase upon a change of control, asset sale or event of loss and customary acceleration rights after an event of default) and (2) to the extent senior subordinated notes, provide for customary subordination to the Obligations under the Credit Documents, (ii) the covenants, events of default, Subsidiary guarantees and other terms of which (other than interest rate and redemption premiums), taken as a whole, are not more restrictive to the US Borrower and the Subsidiaries than those in the Subordinated Notes, (iii) which shall bear a rate of interest determined by the Board of Directors of the US Borrower to be a market rate of interest at the date of their issuance, (iv) of which no Subsidiary of the US Borrower (other than a Guarantor) is an obligor under such notes that is not an obligor under the Subordinated Notes and (v) the principal amount of which, when taken together with the amount of any New Loan Commitments hereunder (or New Revolving Loans or New Tranche B Loans made pursuant thereto), shall not exceed $250,000,000 in the aggregate.

          "Series" shall have the meaning provided in Section 2.14.

  (ii)
  revising the definitions of the terms set forth below to read as follows:

          "Class", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Credit Loans, New Revolving Loans, Tranche A-1 Term Loans, Tranche A-2 Term Loans, Tranche B Term Loans, New Tranche B Term Loans (or each Series), Tranche C Term Loans or Swingline Loans and, when used in reference to any Commitment, refers to whether such Commitment is a Revolving Credit Commitment, New Revolving Credit Commitment, Tranche A Term Loan Commitment, Tranche B Term Loan Commitment, New Tranche B Term Loan Commitment or Tranche C Term Loan Commitment.

          "Commitments" shall mean, with respect to each Lender, such Lender's Term Loan Commitment, Revolving Credit Commitment, New Tranche B Term Loan Commitment (if applicable) and New Revolving Credit Commitment (if applicable).

          "Loan" shall mean any Revolving Credit Loan, Swingline Loan, Term Loan, New Revolving Loan or New Tranche B Term Loan made by any Lender hereunder.

          "Total Term Loan Commitment" shall mean the sum of the Term Loan Commitments and New Tranche B Term Loan Commitments (if applicable) of all the Lenders.

          "Tranche B Term Loan" shall mean (a) each loan made on the Funding Date by each Lender having a Tranche B Term Loan Commitment as of the Funding Date to the US Borrower in Dollars and (b) each loan made on the First Amendment Effective Date by each Upsized Tranche B Term Loan Lender to the US Borrower in Dollars, which loans, in each case, shall not exceed for any such Lender the Tranche B Term Loan Commitment of such Lender. It is understood and agreed that all Tranche B Term Loans funded on the First Amendment Effective Date shall, from and after such funding, be Tranche B Term Loans for all purposes of this Agreement. After giving effect to the funding of the new Tranche B Term Loans on the First Amendment Effective Date, the aggregate amount of Tranche B Term Loans shall be $1,145,000,000.

          "Tranche B Term Loan Commitment" shall mean, (a) in the case of each Lender that is a Lender on the Funding Date, the amount set forth opposite such Lender's name on Schedule 1.1(c) as such Lender's "Tranche B Term Loan Commitment", (b) in the case of each Upsized Tranche B Term Loan Lender, the amount set forth opposite such Lender's name on Schedule A to the First Amendment (as appended to the First Amendment on the First Amendment Effective Date), as such Lender's "Tranche B Term Loan Commitment" and (c) in the case of any Lender that becomes a Lender after the Funding Date (other than any Lender described in clause (b) above), the amount specified as such Lender's "Tranche B Term Loan Commitment" in the Assignment and Acceptance pursuant to which such Lender assumed a portion of the Total Term Loan Commitment, as the same may be changed from time to time pursuant to the terms hereof.

          "Tranche C Term Loan" shall mean (a) each loan made on the Funding Date by each Lender having a Tranche C Term Loan Commitment as of the Funding Date to the US Borrower in Euro and (b) each loan made on the First Amendment Effective Date by each Upsized Tranche C Term Loan Lender to the US Borrower in Euro, which loans, in each case, shall not exceed for any such Lender the Tranche C Term Loan Commitment of such Lender. It is understood and agreed that all Tranche C Term Loans funded on the First Amendment Effective Date shall, from and after such funding, be Tranche C Term Loans for all purposes of this Agreement. After giving effect to the funding of the new Tranche C Term Loans on the First Amendment Effective Date, the aggregate amount of Tranche C Term Loans shall be €274,810,468.53.

          "Tranche C Term Loan Commitment" shall mean, (a) in the case of each Lender that is a Lender on the Funding Date, the amount set forth opposite such Lender's name on Schedule 1.1(c) as such Lender's "Tranche C Term Loan Commitment", (b) in the case of each Upsized Tranche C Term Loan Lender, the amount set forth opposite such Lender's name on Schedule A to the First Amendment (as appended to the First Amendment on the First Amendment Effective Date), as such Lender's "Tranche C Term Loan Commitment" and (c) in the case of any Lender that becomes a Lender after the Funding Date (other than any Lender described in clause (b) above), the amount specified as such Lender's "Tranche C Term Loan Commitment" in the Assignment and Acceptance pursuant to which such Lender assumed a portion of the Total Term Loan Commitment, as the same may be changed from time to time pursuant to the terms hereof.

    and

  (iii)
  deleting the definition of "Lender" in its entirety.

  (b)
  Amendment of Preamble.

          The Preamble is revised by deleting the following words in the sixth line thereof: "(each a "Lender" and, collectively, the "Lenders")".

  (c)
  Amendment of Section 2.1.

          Section 2.1(a)(iv) is deleted in its entirety and replaced with the following paragraph:

    "(iv) (x) each Lender having a Tranche B Term Loan Commitment as of the Funding Date severally agrees to make a Tranche B Term Loan or Tranche B Term Loans on the Funding Date to the US Borrower in Dollars, which Tranche B Term Loans shall not exceed for any such Lender the Tranche B Term Loan Commitment of such Lender as of the Funding Date and (y) each Upsized Tranche B Term Loan Lender (as defined in the First Amendment) having a Tranche B Term Loan Commitment as of the First Amendment Effective Date severally agrees to make a Tranche B Term Loan or Tranche B Term Loans on the First Amendment Effective Date to the US Borrower in Dollars, which Tranche B Term Loans shall not exceed for any such Lender the Tranche B Term Loan Commitment described in clause (b) of the definition thereof of such Lender as of the First Amendment Effective Date; and"

          Section 2.1(a)(v) is deleted in its entirety and replaced with the following paragraph:

    "(v) (x) each Lender having a Tranche C Term Loan Commitment as of the Funding Date severally agrees to make a Tranche C Term Loan or Tranche C Term Loans on the Funding Date to the US Borrower in Euro, which Tranche C Term Loans shall not exceed for any such Lender the Tranche C Term Loan Commitment of such Lender as of the Funding Date and (y) each Upsized Tranche C Term Loan Lender (as defined in the First Amendment) having a Tranche C Term Loan Commitment as of the First Amendment Effective Date severally agrees to make a Tranche C Term Loan or Tranche C Term Loans on the First Amendment Effective Date to the US Borrower in Euro, which Tranche C Term Loans shall not exceed for any such Lender the Tranche C Term Loan Commitment described in clause (b) of the definition thereof of such Lender as of the First Amendment Effective Date."

          The second paragraph of Section 2.1(a) is revised by (i) inserting the words ", clause (iv)(y) or clause (v) (y)" after the words "except as provided in clause (iii)" in the first and second lines thereof, (ii) inserting the words "made pursuant to clause (iv)(x) above" after the words "Tranche B Term Loans" in the sixth line thereof and (iii) inserting the words "made pursuant to clause (v) (x) above" after the words "Tranche C Term Loans" in the third line thereof.

  (d)
  Amendment of Section 2.

          Section 2 is revised by adding the following new Section 2.14 at the end thereof:

          "2.14. Incremental Facilities. The US Borrower may by written notice to the Administrative Agent elect to request the establishment of one or more (x) new Tranche B Term Loan Commitments (the "New Tranche B Term Loan Commitments") and/or (y) new Revolving Credit Commitments (the "New Revolving Loan Commitments" and, together with the New Tranche B Term Loan Commitments, the "New Loan Commitments"), by an aggregate amount not less than $25,000,000 individually (or such lesser amount which shall be approved by the Administrative Agent or such lesser amount that shall constitute the difference between $250,000,000 and all such New Loan Commitments obtained prior to such date), and integral multiples of $5,000,000 in excess of that amount, and in any event, by an aggregate amount which, when taken together with the principal amount of any Permitted Additional Notes, shall not exceed $250,000,000 in the aggregate. Each such notice shall specify the date (each, an "Increased Amount Date") on which the US Borrower proposes that the New Loan Commitments shall be effective, which shall be a date not less than 10 Business Days after the date on which such notice is delivered to the Administrative Agent; provided that the US Borrower shall first offer the Lenders to provide all of the New Loan Commitments prior to offering any other Person that is an eligible assignee pursuant to Section 14.6(b); provided, further, that any Lender offered or approached to provide all or a portion of the New Loan Commitments may elect or decline, in its sole discretion, to provide a New Loan Commitment. Such New Loan Commitments shall become effective, as of such Increased Amount Date; provided that (1) no Default or Event of Default shall exist on such Increased Amount Date before or after giving effect to such New Loan Commitments, as applicable; (2) both before and after giving effect to the making of any Series of New Trance B Term Loans or New Revolving Loans, each of the conditions set forth in Section 7.1 and 7.2 shall be satisfied; (3) the US Borrower and its Subsidiaries shall be in pro forma compliance with each of the covenants set forth in Sections 10.9 and 10.10 as of the last day of the most recently ended fiscal quarter after giving effect to such New Loan Commitments and any investment to be consummated in connection therewith; (4) the New Loan Commitments shall be effected pursuant to one or more Joinder Agreements executed and delivered by the US Borrower and Administrative Agent, and each of which shall be recorded in the Register by the US Borrower and Administrative Agent, and shall be subject to the requirements set forth in Section 5.4(b); (5) the US Borrower shall make any payments required pursuant to Section 2.11 in connection with the New Loan Commitments, as applicable; and (6) the US Borrower shall deliver or cause to be delivered (i) a certificate of the US Borrower and Holdings dated the Increased Amount Date, substantially in the form of Exhibit P, with appropriate insertions, executed by the President or any Vice President and the Secretary or any Assistant Secretary of such Credit Party, and attaching the documents referred to in Section 6.7 and 6.8 and, where applicable, certifying as to the incumbency and specimen signature of each officer executing any Credit Document or any other document delivered in connection therewith on behalf of such Credit Party, (ii) the executed legal opinions of Simpson Thacher and Bartlett LLP and Tom Riordan, general counsel of the Credit Parties, in each case, substantially in the forms previously delivered in connection with this Agreement and (iii) any other applicable documents reasonably required by the Administrative Agent in connection with any such transaction. Any New Tranche B Term Loans made on an Increased Amount Date shall be designated a separate series (a "Series") of New Tranche B Term Loans for all purpose of this Agreement.

          On any Increased Amount Date on which New Revolving Loan Commitments are effected, subject to the satisfaction of the foregoing terms and conditions, (a) each of the Lenders with Revolving Credit Commitments shall assign to each Lender with a New Revolving Credit Commitment (each, a "New Revolving Loan Lender") and each of the New Revolving Loan Lenders shall purchase from each of the Lenders with Revolving Credit Commitments, at the principal amount thereof (together with accrued interest), such interests in the Revolving Credit Loans outstanding on such Increased Amount Date as shall be necessary in order that, after giving effect to all such assignments and purchases, such Revolving Credit Loans will be held by existing Lenders with Revolving Credit Loans and New Revolving Loan Lenders ratably in accordance with their Revolving Credit Commitments after giving effect to the addition of such New Revolving Credit Commitments to the Revolving Credit Commitments, (b) each New Revolving Credit Commitment shall be deemed for all purposes a Revolving Credit Commitment and each Loan made thereunder (a "New Revolving Loan") shall be deemed, for all purposes, a Revolving Credit Loan and (c) each New Revolving Loan Lender shall become a Lender with respect to the New Revolving Loan Commitment and all matters relating thereto.

          On any Increased Amount Date on which any New Tranche B Term Loan Commitments of any Series are effective, subject to the satisfaction of the foregoing terms and conditions, (i) each Lender with a New Tranche B Term Loan Commitment (each, a "New Tranche B Term Loan Lender") of any Series shall make a Loan to the Borrower (a "New Tranche B Term Loan") in an amount equal to its New Tranche B Term Loan Commitment of such Series, and (ii) each New Tranche B Term Loan Lender of any Series shall become a Lender hereunder with respect to the New Tranche B Term Loan Commitment of such Series and the New Tranche B Term Loans of such Series made pursuant thereto.

          The terms and provisions of the New Tranche B Term Loans and New Tranche B Term Loan Commitments of any Series shall be, except as otherwise set forth herein or in the Joinder Agreement, identical to the Tranche B Term Loans; provided, however, that (i) the applicable maturity date of each Series shall be no shorter than the final maturity of the Revolving Credit Loans and the Tranche B Term Loans and (ii) the rate of interest applicable to the New Tranche B Term Loans of each Series shall be determined by the US Borrower and the applicable new Lenders and shall be set forth in each applicable Joinder Agreement. The terms and provisions of the New Revolving Loans and New Revolving Credit Commitments shall be identical to the Revolving Credit Loans and the Revolving Credit Commitments.

          Each Joinder Agreement may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Credit Documents as may be necessary or appropriate, in the opinion of the Administrative Agent, to effect the provision of this Section 2.14."

  (e)
  Amendment of Section 4.3.

        Section 4.3(a) is revised by deleting such section in its entirety and replacing it with the following paragraph:

        "(a) €167,630,542.28 of the Tranche A Term Loan Commitments, $985,000,000 of the Tranche B Term Loan Commitments and €222,110,468.53 of the Tranche C Term Loan Commitments shall terminate at 5:00 p.m. (New York time) on the Funding Date. €41,907,635.58 of the Tranche A Term Loan Commitments shall terminate at 5:00 p.m. (New York time) on September 30, 2004. $160,000,000 of the Tranche B Term Loan Commitments and €52,700,000 of the Tranche C Term Loan Commitments shall terminate at 5:00 p.m. (New York time) on the First Amendment Effective Date."

  (f)
  Amendment of Section 6.10.

        Section 6.10 is revised by (i) inserting the words "funded pursuant to Section 2.1(a)(v)(x)" after the words "Tranche C Terms Loans" in the second line thereof and (ii) inserting the words "funded pursuant to Section 2.1(a)(iv)(x)" after the words "Tranche B Term Loans" in the fifth line thereof.

  (g)
  Amendment of Section 9.13.

        Section 9.13 is revised by (i) inserting the words ", any Tranche B Term Loans funded pursuant to Section 2.1(a)(iv)(y) on the First Amendment Effective Date and any Tranche C Term Loans funded pursuant to Section 2.1(a)(v)(y) on the First Amendment Effective Date" after the words "after the Funding Date" in the fifth line thereof and (ii) adding a new sentence to the end of Section 9.13 which shall read as follows: "The US Borrower will use the proceeds of all Tranche B Term Loans funded pursuant to Section 2.1(a)(iv)(y) on the First Amendment Effective Date and all Tranche C Term Loans funded pursuant to Section 2.1(a)(v)(x) on the First Amendment Effective Date solely to refinance a portion of the Dollar-denominated and Euro-denominated Senior Subordinated Loans on a pro rata basis and to pay related fees and expenses (including fees and expenses in connection with the First Amendment)."

  (h)
  Amendment of Section 10.1.

        Section 10.1(d) is revised by (i) deleting the words "Permitted Subordinated Debt or Permitted Senior Subordinated Debt" from the eighth line thereof and replacing them with the words "Permitted Subordinated Debt, Permitted Senior Subordinated Debt or Permitted Additional Notes" and (ii) inserting the parenthetical "(other than in the case of Permitted Additional Notes which are senior notes)" after the word "subordinated" in the tenth line thereof.

        Section 10.1(i) is revised by inserting the words "and (iii) Permitted Additional Notes" after the words "and (ii) Permitted Senior Subordinated Debt" in the second and third lines thereof.

  (i)
  Amendment of Section 10.7.

        Section 10.7(b) is revised by inserting the following words before the period "." at the end thereof: "and provided, further, that this clause (b) shall not prohibit the repayment of obligations under the Senior Subordinated Loan Agreement with the proceeds of the Tranche B Term Loans funded pursuant to Section 2.1(a)(iv)(y) on the First Amendment Effective Date and the Tranche C Term Loans funded pursuant to Section 2.1(a)(v)(y) on the First Amendment Effective Date".

  (j)
  Amendment of Exhibits to the Credit Agreement.

          The Exhibits to the Credit Agreement are revised by inserting the contents of Exhibit A to this Amendment as a new Exhibit U to the Credit Agreement.

        SECTION 2.    Representations and Warranties.    To induce the other parties hereto to enter into this Amendment, the Borrowers represent and warrant to each of the Lenders and the Administrative Agent that, as of the First Amendment Effective Date:

        (a)   This Amendment has been duly authorized, executed and delivered by the Borrowers and Holdings and this Amendment and the Credit Agreement, as amended hereby, constitutes each of the Borrowers' and Holdings' legal, valid and binding obligation, enforceable against it in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

        (b)   Subject to Section 7.4 of the Credit Agreement, the representations and warranties set forth in Section 8 of the Credit Agreement are, after giving effect to this Amendment, true and correct in all material respects on and as of the First Amendment Effective Date, except where such representations and warranties expressly relate to an earlier date (in which case they were true and correct in all material respects as of such earlier date).

        (c)   Subject to Section 7.4 of the Credit Agreement, no Default or Event of Default has occurred and is continuing.

        SECTION 3.    Upsized Tranche B Term Loans; Upsized Tranche C Term Loans; Effectiveness of Amendment.    (a)  Subject to the terms and conditions set forth herein, each Upsized Tranche B Term Loan Lender agrees to make Tranche B Term Loans to the US Borrower on the First Amendment Effective Date in a principal amount equal to such Lender's Tranche B Term Loan Commitment described in clause (b) of the definition thereof and set forth on Schedule A to this Amendment on the First Amendment Effective Date; provided that such commitments of the Upsized Tranche B Term Loan Lenders are several and no Lender shall be responsible for any other Lender's failure to make Tranche B Term Loans. It is understood and agreed that all new Tranche B Term Loans funded on the First Amendment Effective Date shall, from and after such funding, be Tranche B Term Loans for all purposes of the Credit Agreement.

        (b)   Subject to the terms and conditions set forth herein, each Upsized Tranche C Term Loan Lender agrees to make Tranche C Term Loans to the US Borrower on the First Amendment Effective Date in a principal amount equal to such Lender's Tranche C Term Loan Commitment described in clause (b) of the definition thereof and set forth on Schedule A to this Amendment on the First Amendment Effective Date; provided that such commitments of the Upsized Tranche C Term Loan Lenders are several and no Lender shall be responsible for any other Lender's failure to make Tranche C Term Loans. It is understood and agreed that all new Tranche C Term Loans funded on the First Amendment Effective Date shall, from and after such funding, be Tranche C Term Loans for all purposes of the Credit Agreement.

        (c)   The effectiveness of this Amendment, the occurrence of the First Amendment Effective Date, the obligations of each Upsized Tranche B Term Loan Lender to make Tranche B Term Loans on the First Amendment Effective Date and the obligations of each Upsized Tranche C Term Loan Lender to make Tranche C Term Loans on the First Amendment Effective Date are subject to the satisfaction of the following conditions:

  (i)
  The Administrative Agent shall have received a certificate of the US Borrower and Holdings dated the First Amendment Effective Date, substantially in the form of Exhibit P to the Credit Agreement, with appropriate insertions, executed by the President or any Vice President and the Secretary or any Assistant Secretary of such Credit Party, and attaching the documents referred to in Sections 6.7 and 6.8 of the Credit Agreement and, where applicable, certifying as to the incumbency and specimen signature of each officer executing any Credit

    Document or any other document delivered in connection herewith on behalf of such Credit Party.

  (ii)
  The Administrative Agent shall have received the executed legal opinions of (A) Simpson Thacher & Bartlett LLP, special New York counsel to the Credit Parties substantially in the form of Exhibit B-1 to this Amendment and (B) Tom Riordan, general counsel to the Credit Parties, substantially in the form of Exhibit B-2 to this Amendment.

  (iii)
  The Administrative Agent (or its counsel) shall have received duly executed counterparts of this Amendment that, when taken together, bear the signatures of (a) the Borrowers and Holdings, (b) the Required Lenders, (c) the Administrative Agent, (d) the Upsized Tranche B Term Loan Lenders and (e) the Upsized Tranche C Term Loan Lenders.

  (iv)
  Each US Subsidiary Guarantor that has not executed and delivered this Amendment shall have entered into a written instrument reasonably satisfactory to the Administrative Agent pursuant to which it confirms that it consents to this Amendment and that the Security Documents to which it is party will continue to apply in respect of the Credit Agreement, as amended hereby, and the Obligations thereunder.

        SECTION 4.    Effect of Amendment.    Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Collateral Agent under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrowers to a further consent to, or a further waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document in similar or different circumstances.

        SECTION 5.    Costs and Expenses.    The US Borrower agrees to reimburse the Administrative Agent for its reasonable out of pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent to the extent provided for in Section 14.5 of the Credit Agreement.

        SECTION 6.    Counterparts.    This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

        SECTION 7.    Applicable Law.    THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

        SECTION 8.    Headings.    The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

ROCKWOOD SPECIALTIES GROUP, INC.
By:	/s/ THOMAS J. RIORDAN Name: Thomas J. Riordan Title: Vice President & Secretary
ROCKWOOD SPECIALTIES LIMITED
By:	/s/ THOMAS J. RIORDAN Name: Thomas J. Riordan Title: Director
ROCKWOOD SPECIALTIES INTERNATIONAL, INC.
By:	/s/ THOMAS J. RIORDAN Name: Thomas J. Riordan Title: Vice President & Secretary
CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, individually as a Lender and as Administrative Agent, Collateral Agent, Letter of Credit Issuer and Swingline Lender
By:	/s/ S. WILLIAM FOX Name: S. William Fox Title: Director
By:	/s/ DOREEN BARR Name: Doreen Barr Title: Associate

SIGNATURE PAGE TO
FIRST AMENDMENT
DATED AS OF OCTOBER 8 2004,
TO THE CREDIT AGREEMENT
DATED AS OF JULY 30, 2004

To approve First Amendment:
Name of Institution:
GOLDMAN SACHS CREDIT PARTNERS L.P.
By:	/s/ WILLIAM W. ARCHER Name: William W. Archer Title: Managing Director

2

To approve First Amendment:
Name of Institution:
UBS AG, Stamford Branch
By:	/s/ WILFRED V. SAINT
	Name:	Wilfred V. Saint
	Title:	Director, Banking Products Services, US
By:	/s/ WINSLOW OGBOURNE
	Name:	Winslow Ogbourne
	Title:	Associate Director, Banking Products Services, US

3

To approve First Amendment:
Name of Institution:
UBS Loan Finance LLC
By:	/s/ WILFRED V. SAINT
	Name:	Wilfred V. Saint
	Title:	Director, Banking Products Services, US
By:	/s/ WINSLOW OGBOURNE
	Name:	Winslow Ogbourne
	Title:	Associate Director, Banking Products Services, US

4

SIGNATURE PAGE TO
FIRST AMENDMENT
DATED AS OF OCTOBER 8, 2004,
TO THE CREDIT AGREEMENT
DATED AS OF JULY 30, 2004

Upsized Tranche B Term Loan Lender:
CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch
By:	/s/ S. WILLIAM FOX
Name:	S. William Fox
Title:	Director
By:	/s/ DOREEN BARR
Name:	Doreen Barr
Title:	Associate
Amount of Upsized Tranche B Term Loan Lender's Tranche B Term Loan Commitment as of the First Amendment Effective Date:		$160,000,000
Upsized Tranche C Term Loan Lender:
CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch
By:	/s/ S. WILLIAM FOX
Name:	S. William Fox
Title:	Director
By:	/s/ DOREEN BARR
Name:	Doreen Barr
Title:	Associate
Amount of Upsized Tranche C Term Loan Lender's Tranche C Term Loan Commitment as of the First Amendment Effective Date:		€52,700,000

5

Schedule A
to First Amendment

Tranche B Term Loan Commitments

Upsized Tranche B Term Loan Lender	Tranche B Term Loan Commitment
Credit Suisse First Boston, acting through its Cayman Islands Branch	$160,000,000

Tranche C Term Loan Commitments

Upsized Tranche C Term Loan Lender	Tranche C Term Loan Commitment
Credit Suisse First Boston, acting through its Cayman Islands Branch	€52,700,000

QuickLinks

  Exhibit 10.1 Execution Version
SIGNATURE PAGE TO FIRST AMENDMENT DATED AS OF OCTOBER 8 2004, TO THE CREDIT AGREEMENT DATED AS OF JULY 30, 2004
SIGNATURE PAGE TO FIRST AMENDMENT DATED AS OF OCTOBER 8, 2004, TO THE CREDIT AGREEMENT DATED AS OF JULY 30, 2004
  Schedule A to First Amendment
Tranche B Term Loan Commitments
Tranche C Term Loan Commitments